Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management

13. FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Fair value is considered to be the exchange price in an orderly transaction between market participants to sell an asset or transfer a liability at the measurement date. The fair value definition focuses on an exit price, which is the price that would be received in the sale of an asset or the amount that would be paid to transfer a liability.

Hydro One classifies its fair value measurements based on the following hierarchy, as prescribed by the accounting guidance for fair value, which prioritizes the inputs to valuation techniques used to measure fair value into three levels:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that Hydro One has the ability to access. An active market for the asset or liability is one in which transactions for the asset or liability occur with sufficient frequency and volume to provide ongoing pricing information.

Level 2 inputs are those other than quoted market prices that are observable, either directly or indirectly, for an asset or liability. Level 2 inputs include, but are not limited to, quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted market prices that are observable for the asset or liability, such as interest rate curves and yield curves observable at commonly quoted intervals, volatilities, credit risk and default rates. A Level 2 measurement cannot have more than an insignificant portion of the valuation based on unobservable inputs.

Level 3 inputs are any fair value measurements that include unobservable inputs for the asset or liability for more than an insignificant portion of the valuation. A Level 3 measurement may be based primarily on Level 2 inputs.

Non-Derivative Financial Assets and Liabilities

At December 31, 2013 and 2012, the Company’s carrying amounts of accounts receivable, due from related parties, cash and cash equivalents, bank indebtedness, accounts payable, and due to related parties are representative of fair value because of the short-term nature of these instruments.

Fair Value Measurements of Long-Term Debt

The fair values and carrying values of the Company’s long-term debt at December 31, 2013 and 2012 are as follows:

December 31 (millions of Canadian dollars)	2013 Carrying Value	2013 Fair Value	2012 Carrying Value	2012 Fair Value
Long-term debt
$500 million of MTN Series 19 notes[1]	506	506	512	512
$250 million of MTN Series 21 notes[2]	256	256	257	257
Other notes and debentures[3]	8,295	9,018	7,710	9,188

	9,057	9,780	8,479	9,957

[1]

The fair value of $500 million of the MTN Series 19 notes subject to hedging is primarily based on changes in the present value of future cash flows due to a change in the yield in the swap market for the related swap (hedged risk).

[2]

The fair value of $250 million of the MTN Series 21 notes subject to hedging is primarily based on changes in the present value of future cash flows due to a change in the yield in the swap market for the related swap (hedged risk).

[3]

The fair value of other notes and debentures, and the portions of the MTN Series 19 notes and the MTN Series 21 notes that are not subject to hedging, represents the market value of the notes and debentures and is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.

Fair Value Measurements of Derivative Instruments

At December 31, 2013, the Company had interest-rate swaps totaling $750 million (2012 – $750 million) that were used to convert fixed-rate debt to floating-rate debt. These swaps are classified as fair value hedges. The Company’s fair value hedge exposure was equal to about 8% (2012 – 9%) of its total long-term debt of $9,057 million (2012 – $8,479 million). At December 31, 2013, the Company had the following interest-rate swaps designated as fair value hedges:

(a)	two $250 million fixed-to-floating interest-rate swap agreements to convert $500 million of the $750 million MTN Series 19 notes maturing November 19, 2014 into three-month variable rate debt; and

(b)	two $125 million fixed-to-floating interest-rate swap agreements to convert $250 million of the $500 million MTN Series 21 notes maturing September 11, 2015 into three-month variable rate debt.

At December 31, 2013, the Company also had interest-rate swaps with a total notional value of $900 million (2012 – $900 million) classified as undesignated contracts. The undesignated contracts consist of the following interest-rate swaps:

(c)	three $250 million floating-to-fixed interest-rate swap agreements that lock in the floating rate the Company pays on a portion of the above fixed-to-floating interest-rate swaps from December 11, 2013 to December 11, 2014, from February 19, 2013 to February 19, 2014, and from February 19, 2014 to November 19, 2014;

(d)	two $50 million floating-to-fixed interest-rate swap agreements that lock in the floating rate the Company pays on the $50 million floating-rate MTN Series 22 notes from January 24, 2013 to January 24, 2014, and from January 24, 2014 to January 24, 2015; and

(e)	a $50 million floating-to-fixed interest-rate swap agreement that locks in the floating rate the Company pays on the $50 million floating-rate MTN Series 27 notes from December 3, 2013 to December 3, 2014.

Fair Value Hierarchy

The fair value hierarchy of financial assets and liabilities at December 31, 2013 and 2012 is as follows:

December 31, 2013 (millions of Canadian dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	565	565	565	—	—
Investment	251	251	—	251	—
Derivative instruments
Fair value hedges – interest-rate swaps	12	12	—	12	—

	828	828	565	263	—

Liabilities:
Bank indebtedness	31	31	31	—	—
Long-term debt	9,057	9,780	—	9,780	—

	9,088	9,811	31	9,780	—

December 31, 2012 (millions of Canadian dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	195	195	195	—	—
Investment	251	251	—	251	—
Derivative instruments
Fair value hedges – interest-rate swaps	19	19	—	19	—

	465	465	195	270	—

Liabilities:
Bank indebtedness	42	42	42	—	—
Long-term debt	8,479	9,957	—	9,957	—

	8,521	9,999	42	9,957	—

Cash and cash equivalents include cash and short-term investments. At December 31, 2013, short-term investments consisted of bankers’ acceptances and money market funds totaling $515 million (2012 – $195 million). The carrying values are representative of fair value because of the short-term nature of these instruments.

The investment represents the Province of Ontario Floating-Rate Notes maturing in November 2014. The fair value of the investment is determined using inputs other than quoted prices that are observable for the asset, with unrecognized gains or losses recognized in financing charges. The Company obtains quotes from an independent third party for the fair value of the investment, who uses the market price of similar securities adjusted for changes in observable inputs such as maturity dates and interest rates.

The fair value of the derivative instruments is determined using inputs other than quoted prices that are observable for these assets. The fair value is primarily based on the present value of future cash flows using a swap yield curve to determine the assumptions for interest rates.

The fair value of the hedged portion of the long-term debt is primarily based on the present value of future cash flows using a swap yield curve to determine the assumption for interest rates. The fair value of the unhedged portion of the long-term debt is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.

There were no significant transfers between any of the fair value levels during the years ended December 31, 2013 and 2012.

Risk Management

Exposure to market risk, credit risk and liquidity risk arises in the normal course of the Company’s business.

Market Risk

Market risk refers primarily to the risk of loss that results from changes in commodity prices, foreign exchange rates and interest rates. The Company does not have commodity risk. The Company does have foreign exchange risk as it enters into agreements to purchase materials and equipment associated with capital programs and projects that are settled in foreign currencies. This foreign exchange risk is not material, although the Company could in the future decide to issue foreign currency-denominated debt which would be hedged back to Canadian dollars consistent with its risk management policy. Hydro One is exposed to fluctuations in interest rates as the regulated rate of return for the Company’s Transmission and Distribution Businesses is derived using a formulaic approach that is based on the forecast for long-term Government of Canada bond yields and the spread in 30-year “A”-rated Canadian utility bonds over the 30-year benchmark Government of Canada bond yield. The Company estimates that a 1% decrease in the forecasted long-term Government of Canada bond yield or the “A”-rated Canadian utility spread used in determining the Company’s rate of return would reduce the Transmission Business’ annual results of operations by approximately $19 million (2012 – $18 million) and Hydro One Networks’ distribution business’ annual results of operations by approximately $10 million (2012 – $10 million).

The Company uses a combination of fixed and variable-rate debt to manage the mix of its debt portfolio. The Company also uses derivative financial instruments to manage interest-rate risk. The Company utilizes interest-rate swaps, which are typically designated as fair value hedges, as a means to manage its interest rate exposure to achieve a lower cost of debt. In addition, the Company may utilize interest-rate derivative instruments to lock in interest rate levels in anticipation of future financing. Hydro One may also enter into derivative agreements such as forward-starting pay fixed-interest-rate swap agreements to hedge against the effect of future interest rate movements on long-term fixed-rate borrowing requirements. Such arrangements are typically designated as cash flow hedges. No cash flow hedge agreements were in existence as at December 31, 2013 or 2012.

A hypothetical 10% increase in the interest rates associated with variable-rate debt would not have resulted in a significant decrease in Hydro One’s results of operations for the years ended December 31, 2013 or 2012.

Fair Value Hedges

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in the Consolidated Statements of Operations and Comprehensive Income. The net unrealized loss (gain) on the hedged debt and the related interest-rate swaps for the years ended December 31, 2013 and 2012 are included in financing charges as follows:

Year ended December 31 (millions of Canadian dollars)	2013	2012
Unrealized loss (gain) on hedged debt	(8)	(14)
Unrealized loss (gain) on fair value interest-rate swaps	8	14

Net unrealized loss (gain)	—	—

At December 31, 2013, Hydro One had $750 million (2012 – $750 million) of notional amounts of fair value hedges outstanding related to interest-rate swaps, with assets at fair value of $12 million (2012 – $19 million). During the years ended December 31, 2013 and 2012, there was no significant impact on the results of operations as a result of any ineffectiveness attributable to fair value hedges.

Credit Risk

Financial assets create a risk that a counterparty will fail to discharge an obligation, causing a financial loss. At December 31, 2013 and 2012, there were no significant concentrations of credit risk with respect to any class of financial assets. The Company’s revenue is earned from a broad base of customers. As a result, Hydro One did not earn a significant amount of revenue from any single customer. At December 31, 2013 and 2012, there was no significant accounts receivable balance due from any single customer.

At December 31, 2013, the Company’s provision for bad debts was $36 million (2012 – $23 million). Adjustments and write-offs were determined on the basis of a review of overdue accounts, taking into consideration historical experience. At December 31, 2013, approximately 4% of the Company’s net accounts receivable were aged more than 60 days (2012 – 3%).

Hydro One manages its counterparty credit risk through various techniques including: entering into transactions with highly-rated counterparties; limiting total exposure levels with individual counterparties consistent with the Company’s Board-approved Credit Risk Policy; entering into master agreements which enable net settlement and the contractual right of offset; and monitoring the financial condition of counterparties. In addition to payment netting language in master agreements, the Company establishes credit limits, margining thresholds and collateral requirements for each counterparty. Counterparty credit limits are based on an internal credit review that considers a variety of factors, including the results of a scoring model, leverage, liquidity, profitability, credit ratings and risk management capabilities. The determination of credit exposure for a particular counterparty is the sum of current exposure plus the potential future exposure with that counterparty. The current exposure is calculated as the sum of the principal value of money market exposures and the market value of all contracts that have a positive marked-to-market position on the measurement date. The Company would offset the positive market values against negative values with the same counterparty only where permitted by the existence of a legal netting agreement such as an International Swap Dealers Association master agreement. The potential future exposure represents a safety margin to protect against future fluctuations of interest rates, currencies, equities, and commodities. It is calculated based on factors developed by the Bank of International Settlements, following extensive historical analysis of random fluctuations of interest rates and currencies. To the extent that a counterparty’s margining thresholds are exceeded, the counterparty is required to post collateral with the Company as specified in each agreement. The Company monitors current and forward credit exposure to counterparties both on an individual and an aggregate basis. The Company’s credit risk for accounts receivable is limited to the carrying amounts on the Consolidated Balance Sheets.

Derivative financial instruments result in exposure to credit risk since there is a risk of counterparty default. The credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts at the reporting date. At December 31, 2013, the counterparty credit risk exposure on the fair value of these interest-rate swap contracts was $14 million (2012 – $22 million). At December 31, 2013, Hydro One’s credit exposure for all derivative instruments, and applicable payables and receivables, had a credit rating of investment grade, with four financial institutions as the counterparties. The credit exposure of three of the four counterparties accounted for more than 10% of the total credit exposure of derivative contracts.

Liquidity Risk

Liquidity risk refers to the Company’s ability to meet its financial obligations as they come due. Hydro One meets its short-term liquidity requirements using cash and cash equivalents on hand, funds from operations, the issuance of commercial paper, the revolving standby credit facility of $1,500 million, and by holding Province of Ontario Floating-Rate Notes. The short-term liquidity under the Commercial Paper Program, the holding of Province of Ontario Floating-Rate Notes and anticipated levels of funds from operations should be sufficient to fund normal operating requirements.

At December 31, 2013, accounts payable and accrued liabilities in the amount of $795 million (2012 – $722 million) were expected to be settled in cash at their carrying amounts within the next 12 months.

At December 31, 2013, Hydro One had issued long-term debt in the principal amount of $9,045 million (2012 – $8,460 million). Principal outstanding, interest payments and related weighted average interest rates are summarized by the number of years to maturity in the following table:

	Principal Outstanding on Long-term Debt	Interest Payments	Weighted Average Interest Rate
Years to Maturity	(millions of Canadian dollars)	(millions of Canadian dollars)	(%)
1 year	750	422	3.1
2 years	550	398	2.8
3 years	500	372	4.3
4 years	600	361	5.2
5 years	750	330	2.8

	3,150	1,883	3.6
6 – 10 years	900	1,470	3.6
Over 10 years	4,995	4,281	5.5

	9,045	7,634	4.7